                                                              EXHIBIT 10.47

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                      REVOLVING CREDIT AGREEMENT AND WAIVER

     This First Amendment to Amended and Restated Revolving Credit Agreement and Waiver (this "AMENDMENT") is entered into as of December 14, 2000, among TeleTech Holdings, Inc., a Delaware corporation (the "COMPANY"), the several financial institutions from time to time party to the Credit Agreement (as defined herein) (collectively, the "LENDERS"; individually, a "LENDER"), and Bank of America, N.A., as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

     WHEREAS, the Company, the Lenders, the Administrative Agent and the Co-Agents named therein have entered into that certain Amended and Restated Revolving Credit Agreement dated as of March 24, 2000 (as heretofore amended and as the same may be further amended or modified from time to time, the "CREDIT AGREEMENT");

     WHEREAS, the Company, the Lenders and the Administrative Agent have determined that the Credit Agreement should be amended in certain respects and to make certain other changes agreed to by the parties; and

     WHEREAS, the Company has requested a waiver of, and the undersigned Lenders wish to waive, certain provisions of the Credit Agreement on the terms and conditions set forth below;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective on the date this Amendment becomes effective in accordance with
SECTION 4 hereof, as follows:

          (a) The definition of "Tranche A Loan Limit" set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "TRANCHE A LOAN LIMIT" means $0.

          (b) Subsection 8.05(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

          (e) Indebtedness consisting of Synthetic Lease Obligations incurred by Services (i) pursuant to that certain Participation Agreement dated as of March 1, 2000, among the Company, Services, State Street Bank and Trust Company of Connecticut, First Security Bank, National Association, and the Persons named as certificate holders and lenders in the schedules attached thereto, as amended, supplemented or modified from time to time in an amount not to exceed $30,000,000 at any time on or prior to April 30, 2001, and (ii) pursuant to a transaction satisfactory to the required lenders in an amount not to exceed $50,000,000 at any time on or after May 1, 2001.

          (c) Section 8.19 of the Credit Agreement is amended and restated in its entirety to read as follows:

          8.19 MAXIMUM COMBINATION OF CASH CAPITAL EXPENDITURES AND PERMITTED ACQUISITIONS. The Company shall not permit the total amount of the sum of
     (a) Capital Expenditures PLUS (b) expenditures incurred to effect Permitted Acquisitions, in each case made or committed to be made by the Company and its Subsidiaries and paid for with consideration consisting of cash and other property, to exceed $100,000,000 in any calendar year; PROVIDED, that to the extent such sum in any calendar year is less than $100,000,000, the $100,000,000 limit for the following calendar year shall be increased by the amount of such shortfall; PROVIDED, FURTHER, the Company shall first use the initial amount permitted for the current year (without regard to the amount carried over from the previous calendar year, if any) and then the amount carried over from the previous calendar year to meet the requirements of this SECTION 8.19 and any carried over amount not so utilized shall expire; and PROVIDED, FURTHER, that the Company may utilize in calendar year 2000 an additional amount equal to $7,032,000 carried forward from calendar year 1999 in accordance with the Prior Credit Agreement.

          (d) Schedule 2.01 to the Credit Agreement is deleted it in its entirety and SCHEDULE 2.01 attached hereto and made a part hereof is substituted in its place.

     3. WAIVERS.

          (a) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.05(e) of the Credit Agreement for the period beginning on the Effective Date and ending on April 30, 2001; PROVIDED, HOWEVER, that during such period indebtedness consisting of Synthetic Lease Obligations shall not exceed $72,000,000 at any time outstanding.

          (b) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.05(f) of the Credit Agreement for the period beginning on the Effective Date and ending on April 30, 2001; PROVIDED, HOWEVER, that during such period the aggregate amount of Indebtedness (other than Indebtedness permitted under Sections 8.05(a) through (e) of the Credit Agreement) shall not exceed $32,000,000 at any time outstanding.

     4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective upon the satisfaction of the following conditions (the "EFFECTIVE DATE"):

          (a) EXECUTED AMENDMENT. Receipt by the Administrative Agent of duly executed counterparts of this Amendment from the Company and all of the Lenders;

          (b) MISCELLANEOUS. Receipt by the Administrative Agent of such other documents, certificates, instruments or opinions as may reasonably be requested by it.

     5. CERTAIN REPRESENTATIONS AND WARRANTIES BY THE COMPANY. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent that:

          (a) AUTHORITY. The Company has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and the Credit Agreement as amended hereby.

          (b) VALIDITY. This Amendment and the Credit Agreement as amended hereby have each been duly and validly executed and delivered by the Company and constitutes its legal, valid and binding obligations, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) NO CONFLICTS. The Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby does not and will not violate its Certificates or Articles of Incorporation or Bylaws, any law, rule, regulation, order, writ, judgment, decree or award applicable to the Company or any contractual provision to which the Company is party or to which the Company or any of its Subsidiaries are subject.

          (d) APPROVALS. No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.

          (e) INCORPORATED REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and the effective date hereof, except as to any representations or warranties which expressly relate to an earlier date, in which event, such representations and warranties are true as of such date.

          (f) NO DEFAULTS. No Default or Event of Default exists as of the date hereof or will exist after giving effect to this Amendment.

     6. ASSUMPTION AGREEMENT OF NEW LENDER.

          (a) ASSUMPTION AND ACCEPTANCE. The Northern Trust Company (the "NEW LENDER") hereby (i) agrees that, from and after the Effective Date, it shall become a "Lender" under the Credit Agreement and shall be obligated to perform all of the obligations of a Lender under the Credit Agreement (including without limitation under Article II thereof), including the requirements concerning confidentiality and the payment of indemnification and (ii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

          (b) INDEPENDENT CREDIT DECISION. The New Lender (i) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment and
     (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

          (c) ADMINISTRATIVE AGENT. The New Lender appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms of the Credit Agreement.

          (d) WITHHOLDING TAX. The New Lender (i) represents and warrants to the Administrative Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the New Lender with respect to any payments to be made to the New Lender hereunder, (ii) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Administrative Agent and the Company prior to the time that the Administrative Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of (A) either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the New Lender claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) or (B) if such New Lender is claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8BEN or any subsequent versions thereof or successors thereto and a certificate representing that such New Lender is not a "bank" for purposes of Section 881(c) of the Code, and agrees to provide a new Form W-8BEN or W-8ECI upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the New Lender, and (iii) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     7. REALLOCATION OF PRO RATA SHARES; ASSIGNMENTS.

          (a) PRO RATA SHARES. Pursuant to the terms of this Amendment, the New Lender will enter into the Credit Agreement with Commitments in an aggregate amount not to exceed $12,500,000, while the Commitments of the other Lenders (individually, an

     "ORIGINAL LENDER" and collectively, the "ORIGINAL LENDERS") will not be increased. As a result thereof, the Pro Rata Share of the New Lender will be the amount set forth on SCHEDULE 2.01, and the Pro Rata Shares of each of the Original Lenders will be decreased to the amounts set forth on
     SCHEDULE 2.01.

          (b) ASSIGNMENT AND ASSUMPTION. In connection with the changes in Pro Rata Shares, it is necessary for the Original Lenders to assign to the New Lender and for the New Lender to assume certain of the outstanding Loans of the Original Lenders necessary to provide that the outstanding Loans of each Lender will be equal to such Lender's Pro Rata Share of all Loans. On the Effective Date and upon receipt of the payments provided for herein, each of the Original Lenders hereby sells, transfers and assigns to the New Lender, without recourse and without representation or warranty (except as provided herein), all of such Original Lender's rights, title and interest arising under the Credit Agreement relating to all rights and obligations with respect to such Original Lender's portion of the Loans as set forth on ANNEX 1 attached hereto and made a part hereof (the "ASSIGNED LOANS"). Effective on the Effective Date, the New Lender hereby irrevocably purchases, assumes and takes from each Original Lender, and each Original Lender is hereby expressly and absolutely released from, all of such Original Lender's obligations arising under the Credit Agreement relating to the Assigned Loans.

          (c) PAYMENT. In consideration of the assignment by each Original Lender to the New Lender as set forth above, (i) the New Lender agrees to pay to each Original Lender the principal amount of the Assigned Loans to be transferred by such Original Lender to the New Lender hereunder, in immediately available funds, at the Effective Date, and (b) the Company agrees to pay to Original Lenders the accrued interest and any accrued commitment fees under the Credit Agreement to the Effective Date on the Assigned Loans, in immediately available funds, at the Effective Date. The Company hereby acknowledges and agrees that pursuant to the provisions of
     Section 4.04 of the Credit Agreement it will compensate each Original Lender for any losses, expenses and liabilities of the type described in
     Section 4.04 of the Credit Agreement resulting from the transactions contemplated hereby. Amounts payable under the first two sentences of this
     SECTION 7(c) shall be paid to the Administrative Agent for distribution to the Original Lenders.

          (d) EFFECTIVENESS. This Agreement shall become effective on the Effective Date. No party hereto shall have any obligation hereunder prior to the Effective Date. The New Lender recognizes and agrees that notwithstanding anything to the contrary in this Agreement, the Original Lenders shall retain all of their rights under the Credit Agreement for periods prior to the Effective Date. The Company, by its execution hereof, acknowledges the assignments and assumptions described above.

          (e) REPRESENTATIONS AND WARRANTIES.

               (i) Each Original Lender represents and warrants that (A) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (B) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by it in connection with this Amendment and to fulfill its obligations hereunder;
     (C) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Amendment, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (D) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of such Original Lender, enforceable against such Original Lender in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

               (ii) No Original Lender makes any representation or warranty and assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. No Original Lender makes any representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

               (iii) The New Lender represents and warrants that (A) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by it in connection with this Amendment, and to fulfill its obligations hereunder; (B) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Amendment; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (C) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the New Lender, enforceable against the New Lender in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (D) it is an Eligible Assignee.

          (f) ASSIGNMENT PERMITTED. To the extent necessary, Section 11.08 of the Credit Agreement is hereby amended to permit the transactions contemplated hereby.

     8. MISCELLANEOUS. The parties hereto hereby further agree as follows:

          (a) FEES. The Company shall pay such fees to the Administrative Agent, the Arranger and the Lenders as are required by the letter agreement among the Company, the Administrative Agent and the Arranger dated December ___, 2000.

          (b) FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment and the Credit Agreement as amended hereby.

          (c) COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

          (d) HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

          (e) INTEGRATION. This Amendment and the Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (g) BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Company may not assign or transfer its rights, interests or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment and their respective successors and permitted assigns.

          (h) AMENDMENT; WAIVER; REAFFIRMATION OF LOAN DOCUMENTS. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the other Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.01 of the Credit Agreement.

          (i) REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. Upon the effectiveness hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof," or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement shall be deemed to be amended wherever and as necessary to reflect the foregoing amendments.

                            [signature page follows]

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                       TELETECH HOLDINGS, INC.


                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       By:
                                              ---------------------------------
                                       Title:
                                              ----------------------------------


                                       BANK OF AMERICA N.A., as a Lender


                                       By:
                                              ---------------------------------
                                       Title:
                                              ----------------------------------


                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:
                                               ---------------------------------
                                       Title:
                                              ----------------------------------


                                       WELLS FARGO BANK, as a Lender


                                       By:
                                              ---------------------------------
                                       Title:
                                              ----------------------------------


                                      S-1

                              [TO FIRST AMENDMENT]

                                       THE NORTHERN TRUST COMPANY, as a Lender


                                       By:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------

                              [TO FIRST AMENDMENT]

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES



        Lender                             Commitment              Pro Rata Share
        ------                             ----------              --------------
Bank of America, N.A.                    $21,000,000.00             24.00000000%
First Union National Bank                $18,000,000.00             20.57142857%
U.S. Bank National Association           $18,000,000.00             20.57142857%
Wells Fargo Bank N.A.                    $18,000,000.00             20.57142857%
The Northern Trust Company               $12,500,000.00             14.28571429%

         TOTAL                           $87,500,000.00                 100%
                                         ==============                 ====

                                     ANNEX 1

                                 ASSIGNED LOANS

                                                                          Percentage
   Original Lender                             New Lender              Interest Assigned
   ---------------                             ----------              ------------------
Bank of America, N.A.                    The Northern Trust Company        16.66666667%
First Union National Bank                The Northern Trust Company        16.66666667%
U.S. Bank National Association           The Northern Trust Company        16.66666667%
Wells Fargo Bank N.A.                    The Northern Trust Company        16.66666667%